Exhibit 10.4

SECURITY AGREEMENT

This Security Agreement (the “Agreement”), dated as of June 23, 2010, is among LIQUIDMETAL COATINGS, LLC, a Delaware limited liability company (“LMC”), LIQUIDMETAL COATINGS SOLUTIONS, LLC, a Delaware limited liability company (“LMCS”), and ENTERPRISE BANK & TRUST, a Missouri banking corporation (the “Bank”).  LMC and LMCS are each referred to herein as a “Borrower” and are collectively referred to herein as the “Borrowers.”

Preliminary Statements

(a)           The Bank and the Borrowers have entered into or intend to enter into a Credit Agreement, dated as of or on or about the date hereof, pursuant to which, and subject to the terms and conditions thereof, the Bank is to extend credit to or for the benefit of the Borrowers (as amended, renewed, restated, replaced, consolidated or otherwise modified from time to time, the “Credit Agreement”).

(b)           Each Borrower has agreed to grant to the Bank a security interest in all of its existing and future property to secure all of its existing and future obligations to the Bank, including, without limitation, all of its obligations under the Credit Agreement.

NOW, THEREFORE, to induce the Bank to enter into the Credit Agreement and to extend credit to the Borrowers, and in recognition that the Bank would not enter into the Credit Agreement or extend credit to the Borrowers on the same terms and conditions but for the Borrowers’ promises hereunder, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the Borrowers, the Borrowers jointly and severally covenant and agree with the Bank as follows:

1.             Definitions.  Capitalized terms used and not defined herein have the meanings given to them in the Credit Agreement.  All terms defined in the UCC and used and not defined in this Agreement have the meanings given to them in the UCC; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning given to it in Article 9.  Terms defined in this Agreement or the UCC in the singular are to have a corresponding meaning when used in the plural and vice versa.

2.             Security Interest.  Each Borrower grants to the Bank a security interest in all personal property of such Borrower, whether such property or such Borrower’s right, title or interest therein or thereto is now owned or existing or hereafter acquired or arising, and wherever located, including, without limitation, all inventory, equipment, other goods, accounts, goodwill, general intangibles, chattel paper (whether tangible or electronic), instruments (including, without limitation, promissory notes), investment property (including, without limitation, securities and securities accounts), documents, deposit accounts, letter-of-credit rights and supporting obligations, and all proceeds of the foregoing (collectively, the “Collateral”).

3.             Obligations Secured.  The above security interest secures the payment and performance of all obligations of each Borrower to the Bank, whether such obligations are existing, future, direct, indirect, acquired, monetary, nonmonetary, liquidated, unliquidated, joint, several, joint and several, contingent or otherwise, and however created, incurred or arising, and all replacements, renewals, amendments and other modifications thereof, including, without limitation, all Obligations referred to in the Credit Agreement (collectively, the “Obligations”).

4.             Lien Perfection.  Each Borrower represents, warrants and covenants to the Bank that: (a) such Borrower’s full legal name, state of organization, organizational identification number in such state, federal tax identification number and chief executive office are each correctly described on Exhibit A attached hereto; (b) each Borrower will take such action or cause others to take such action as is necessary for the Bank to obtain control under Articles 8 or 9 of the UCC of any Collateral consisting of investment property, deposit accounts, letter-of-credit rights or electronic chattel paper; (c) if any part of the Collateral is an instrument or tangible chattel paper or is represented by a certificate of title or similar title document, each Borrower shall promptly endorse, assign and pledge such instrument, tangible chattel paper or title document to the Bank, together with instruments of transfer or assignment executed in blank as the Bank may reasonably specify from time to time; (d) if any Collateral is in the possession of a third party at any time, each Borrower will join with the Bank in notifying the third party of the security interest held by the Bank and obtaining an acknowledgment from the third party that it holds the Collateral for the benefit of the Bank; (e) if any Collateral is or becomes or any Borrower otherwise acquires an interest in a commercial tort claim at any time, the Bank shall be authorized, as each Borrower’s irrevocable attorney-in-fact, to execute and deliver an amendment to this Agreement on behalf of and in the name of each Borrower which describes such commercial tort claim in reasonable detail and which provides that such commercial tort claim, to the extent not already encumbered by this Agreement, either as original Collateral or as proceeds, shall be additional Collateral under this Agreement, it being the intention of the parties that the provisions of this clause shall act to satisfy or constitute a wavier of the requirements of UCC §9-108(e), UCC §9-204(b) and/or other applicable law insofar as such laws restrict or impose conditions on assignments of commercial tort claims as security; (f) if any Collateral at any time is of a type that compliance with any statute, regulation or treaty of the United States is a condition to attachment, perfection or priority of, or the Bank’s ability to enforce, the Bank’s security interest in the Collateral, each Borrower shall execute and deliver such assignments and other documents and authorize such filings as the Bank may request in respect thereof; (g) each Borrower shall obtain such lien waivers and reasonable rights of access or occupancy from mortgagees and landlords in respect of the Collateral as the Bank may periodically request; (h) the Collateral shall not be physically attached to any real estate so as to become a fixture; and (i) no Borrower will change its name, type of organization, jurisdiction of organization or organizational identification number except if permitted under the Credit Agreement and then only upon giving the Bank at least 30 days’ prior written notice thereof.

5.             Special Collateral.

(a)           Except as disclosed in Exhibit B attached hereto, no Borrower has any interest in any investment property (other than investment property consisting of direct or indirect wholly-owned subsidiaries); chattel paper; instruments; negotiable documents (or goods covered by negotiable documents); deposit accounts (other than with the Bank); letter-of-credit rights; commercial tort claims; motor vehicles; registered copyrights; other Specified Intellectual Property (as defined below); aircrafts or aircraft engines; ships, barges or other watercraft; or railroad rolling stock.  If, after the Closing Date, a Borrower acquires an interest in any Collateral described in this Section 5 which is not specifically identified in Exhibit B, such Borrower shall give the Bank prompt written notice of the same and, without limiting any other provisions of this Agreement, such Borrower shall take such steps as the Bank may require to perfect or protect the Bank’s security interest therein (including, without limitation, perfecting the Bank’s security interest by “control” or by other non-filing means or as required by applicable law other than Article 9 of the Uniform Commercial Code).

(b)           Without limiting any other provisions of this Agreement or any other Credit Document, if any Collateral at any time consists of registered copyrights, copyright applications, patents, patent applications, trademarks or trademark applications (collectively, “Specified Intellectual Property”), the Borrowers shall (i) in the case of any Specified Intellectual Property existing on the date hereof, identify such Collateral in Exhibit B attached hereto and complete, execute and deliver to the Bank one or more notices, as applicable, in the forms attached hereto as Exhibit C, Exhibit D and/or Exhibit E, as the case may be (each, an “IP Notice”), and (ii) in the case of any Specified Intellectual Property in which any

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Borrower acquires an interest at any time after the date hereof, (A) give the Bank prompt written notice of such after-acquired Collateral, and (B) complete, execute and deliver to the Bank one or more IP Notices, as applicable, with respect to such after-acquired Specified Intellectual Property.  The Bank shall have the right, as each Borrower’s attorney-in-fact and agent, to execute and deliver any IP Notice in the name of and on behalf of any Borrower if a Borrower fails to execute and deliver such IP Notice in accordance with the terms of this Agreement or if an Event of Default exists.

6.             Good Title; No Other Liens.  Each Borrower represents and warrants to the Bank that such Borrower owns, or with respect to after-acquired property immediately upon such Borrower’s acquisition thereof will own, the Collateral purported to be owned by it free and clear of any Liens except for Permitted Liens.

7.             Protection of Collateral; Bank’s Rights.  Each Borrower will, except as otherwise permitted under the Credit Agreement: (a) maintain possession of the Collateral at all times and defend its title to the Collateral and the security interest of the Bank therein against the claims of all other persons; (b) use the Collateral with reasonable care and caution; (c) keep the Collateral in good repair and order; (d) not use, or permit the Collateral to be used, in violation of any law; (e) not create or permit any Lien in or upon any part of the Collateral, except for Permitted Liens; (f) not sell, lease or otherwise transfer or dispose of any Collateral or any interest of such Borrower therein; (g) pay when due all taxes and assessments on the Collateral; (h) insure the Collateral of an insurable nature in commercially reasonable amounts against loss, damage and other customary casualties with such insurers as may be reasonably acceptable to the Bank, with the proceeds of such insurance payable to the Bank, and deliver to the Bank certificates of insurance evidencing the same; and (i) deliver to the Bank such schedules or reports describing the Collateral and its value and such other information regarding the Collateral as the Bank may reasonably request from time to time.  Each Borrower authorizes the Bank to file of record such Uniform Commercial Code financing statements and any other lien documents and to take such other action, in each case whether in the name of the Bank or such Borrower (and, in such event, such Borrower grants to the Bank an irrevocable power of attorney to sign such documents and take such actions in such Borrower’s name), in all cases as the Bank so elects to perfect the security interest granted pursuant to this Agreement or to otherwise assure the Bank with respect to its rights and remedies granted hereunder or otherwise available at law or in equity.

8.             Bank’s Remedies Upon Default.  If an Event of Default exists, the Bank has and may exercise from time to time all of the rights and remedies of a secured party under the UCC or other applicable law and all other legal and equitable rights and remedies to which the Bank may be entitled, all of which rights and remedies shall be cumulative and in addition to any other rights or remedies contained in this Agreement or any of the other Credit Documents.  Without limiting the generality of the foregoing, if an Event of Default exists, the Bank may: (a) declare all or any of the Obligations to be immediately due and payable, whereupon such Obligations shall become immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby waived by the Borrowers; (b) take immediate possession of the Collateral, or require the Borrowers to assemble the Collateral at the Borrowers’ expense and make it available to the Bank at a place designated by the Bank which is reasonably convenient to the Bank and the Borrowers; (c) sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales in lots or in bulk, all as the Bank in its sole discretion deems advisable, or realize on the Collateral through direct collection to the extent permitted by applicable law; and (d) exercise any other rights or remedies available at law, in equity or by agreement.

9.             Foreclosure Sales.  Each Borrower agrees that, insofar as prior notice is required by applicable law, at least 10 days’ written notice to such Borrower at such Borrower’s notice address in the Credit Agreement of any public or private foreclosure sale or other disposition of any Collateral shall be

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reasonable notice thereof, and that any such sale may be at such locations as the Bank may designate in such notice.  The Bank shall have the right to conduct foreclosure sales on each Borrower’s premises and without charge therefor.  All public or private foreclosure sales may be adjourned from time to time by giving oral notice thereof at the time and place of such sale or in such other manner permitted by applicable law.  The Bank shall have the right to sell, lease or otherwise dispose of any Collateral for cash, credit, or any combination thereof, and the Bank may purchase all or any part of the Collateral at any public sale or, if permitted by law, any private sale, and, in lieu of actual payment of such purchase price, the Bank may setoff and credit the amount of such price against the Obligations without impairing any Borrower’s or any other Person’s liability for any deficiency in respect thereof.  Except as otherwise provided in the Credit Agreement, the proceeds realized from any sale of any Collateral may be applied, after the Bank is in receipt of good funds, as follows:  (a) first, to the reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by the Bank for collection, removal, storage, processing, protection, insurance, demonstration, sale or delivery of the Collateral, (b) second, to any fees or expenses due the Bank under the Credit Documents, (c) third, to interest due on any of the Obligations, (d) fourth, to the principal of the Obligations, (e) fifth, to the Bank, for any Obligations not included in (a) through (d) above; and (f) sixth, and finally, to any Borrower or Borrowers or any other Person, to the extent it is lawfully entitled to any remaining proceeds.  If the Bank forecloses or otherwise realizes on any Collateral and receives any proceeds thereof in any form other than cash, the Obligations shall not be credited unless and shall only be credited to the extent that the Bank actually receives final collected funds with respect to such non-cash proceeds.  If any deficiency remains after any foreclosure sale, the Borrowers and any Guarantors shall remain jointly and severally liable for such deficiency.  Nothing in this Agreement shall obligate the Bank to give any Borrower or any other Person any notice if such notice is not required by applicable law.

10.           Pledge Provisions.  The following provisions apply to any Collateral consisting of debt or equity interests, including, without limitation, limited liability company interests, stock, securities and other investment property (collectively, “Pledged Collateral”):

(a)           Any certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Bank pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to the Bank.  The Bank shall have the right, at any time in the Bank’s discretion and without notice to the Borrowers, to transfer to or to register in the name of the Bank or any of the Bank’s nominees any or all of the Pledged Collateral, and to place any or all of the Pledged Collateral, whether or not certificated, in any securities account in the name of the Bank as sole entitlement holder thereof, in each case subject only to the revocable rights specified in subsection (b) below.

(b)           So long as no Event of Default exists, each Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement or any of the other Credit Documents.

(c)           So long as an Event of Default exists, all rights of a Borrower to exercise the voting and other consensual rights which such Borrower would otherwise be entitled to exercise pursuant to subsection (b) above shall cease, and all such rights shall become and be vested in the Bank who shall have the sole right to exercise such voting and other consensual rights.

(d)           Each Borrower agrees that it will pledge and deliver hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional debt or equity interests of the

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issuer of any of the Pledged Collateral.  All such additional debt or equity interests shall constitute Pledged Collateral hereunder and shall secure the Obligations.

(e)           The Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in the Bank’s possession if the Pledged Collateral is accorded treatment substantially equal to that which the Bank accords the Bank’s own property, it being understood that the Bank shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Pledged Collateral, whether or not the Bank has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

(f)            With respect to any of the Pledged Collateral that consists of securities not registered under the securities laws of the United States or any state, each Borrower agrees that, in connection with any foreclosure sale or other disposition of such securities, it shall be commercially reasonable for the Bank to sell such securities to a buyer who will represent that the buyer is purchasing solely for investment and not with a view to the resale or distribution of such securities, or in such other manner as counsel for the Bank may require to comply with applicable securities laws.

In connection with the foregoing pledge provisions, LMCS, as the issuer of equity interests held by LMC, and LMC, as the sole holder of any equity interests of LMCS, hereby consent to the provisions of this Agreement, including, without limitation, the grant of a security interest in LMCS’ equity interests held by LMC and all proceeds thereof, and agree that, notwithstanding anything to the contrary in LMCS’ certificate of formation, operating agreement or any other agreement, (i) so long as an Event of Default exists, the Bank shall have the sole right, should it so elect, to exercise the voting and other rights with respect to such pledged equity interests as described in clause (c) above, (ii) if an Event of Default exists, the Bank may foreclose or otherwise realize on such pledged equity interests and any buyer of such equity interests, whether at foreclosure or otherwise, shall have full voting and membership rights with respect to such pledged equity interests, (iii) none of LMCS’ equity interests presently constitute a “security” for purposes of Article 8 of the Uniform Commercial Code as in effect in any applicable jurisdiction, and so long as any Obligations are outstanding or the Bank has any duty to extend credit to any Borrower, LMCS shall not take any action to “opt-in” to, or to otherwise have any of its equity interests treated as a “security” under, Article 8 of the Uniform Commercial Code, as in effect in any applicable jurisdiction, and (iv) if the Bank obtains a judgment against LMC or a charge or similar judgment lien against any equity interests of LMCS, the Bank, as the holder of such judgment, charge or similar judgment lien, shall have full voting and other membership rights with respect to LMCS’ equity interests.

11.           Collection; Power of Attorney.  So long as an Event of Default exists, each Borrower shall be deemed to have irrevocably appointed the Bank as such Borrower’s attorney-in-fact to periodically execute and deliver such documents and take such actions as the Bank deems necessary or appropriate, and whether acting in the Bank’s or such Borrower’s name, to (a) exercise any of the Bank’s rights and remedies under this Agreement or otherwise available to the Bank, and (b) to exercise any of such Borrower’s rights and remedies with respect to any Collateral or any person obligated on otherwise liable with respect to any Collateral, including, without limitation, (i) insofar as any Collateral consists of accounts, general intangibles, instruments or chattel paper, to enforce, compromise, release and generally exercise all of such Borrower’s rights and remedies in respect of such Collateral and any proceeds of the foregoing, and (ii) to endorse any checks or other items of payment in respect of such Collateral which come into the Bank’s possession or control.  Without limiting the generality of the foregoing, so long as an Event of Default exists, the Bank may adjust, compromise or otherwise settle any Collateral, including, without limitation, file and settle any insurance claims relating to any Collateral, and any insurer shall be entitled to rely conclusively on the Bank’s rights and the power-of-attorney granted to it by the Borrowers under this Agreement.  All powers-of-attorney granted by the Borrowers to the Bank under this

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Agreement shall be deemed coupled with an interest and therefore irrevocable until the Obligations have been indefeasibly paid in full and the Bank has no duty to extend credit to or for the benefit of any Borrower.

12.           Expenses; Bank May Perform; Indemnification.  Upon demand by the Bank, the Borrowers shall jointly and severally pay to the Bank the amount of all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, which the Bank incurs following an Event of Default in connection with (a) the custody, preservation, use of, or the sale of, collection from or other realization upon any of the Collateral, (b) the exercise or enforcement of any of the Bank’s rights under this Agreement, or (c) the failure by any Borrower to pay, perform or observe any of its obligations under this Agreement.  The Bank may, but shall not be obligated, to perform any obligation of any Borrower under this Agreement if the same is not performed by such Borrower in accordance with the terms hereof.  Each Borrower irrevocably appoints the Bank as such Borrower’s agent and attorney-in-fact to pay and perform any unpaid or unperformed obligations of any Borrower under this Agreement so long as any Default or Event of Default exists.  Each Borrower indemnifies the Bank and its directors, officers, employees and agents, from and against any and all claims, losses and liabilities now or hereafter arising out of or relating to this Agreement or any of the Obligations (including, without limitation, enforcement of this Agreement and the Bank’s exercise of its rights and remedies hereunder), except claims, losses or liabilities resulting solely from an indemnified party’s gross negligence or willful misconduct.

13.           Bank’s Duties.  The powers conferred on the Bank under this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in the Bank’s possession and the accounting for monies actually received by the Bank under this Agreement, the Bank shall have no duty in respect of any Collateral nor shall the Bank have any duty to take any steps to preserve any rights against any Collateral or against any person.

14.           Borrowers Remain Liable.  If any Collateral consists of contracts or agreements, (a) the applicable Borrower shall remain liable under such contracts or agreements to the extent set forth therein to perform all of such Borrower’s duties thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Bank of any of its rights under this Agreement shall not release any Borrower from any its duties under any such contracts or agreements, and (c) the Bank shall have no obligation or liability under such contracts or agreements by reason of this Agreement, nor shall the Bank be obligated to perform any of the duties of any Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

15.           Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Bank to exercise remedies in a commercially reasonable manner, each Borrower acknowledges and agrees that it is not commercially unreasonable for the Bank (a) to fail to incur expenses reasonably deemed significant by the Bank to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as such Borrower, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral,

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whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Bank against risks of loss, collection or disposition of Collateral or to provide to the Bank a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Bank, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Bank in the collection or disposition of any of the Collateral.  Each Borrower acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by the Bank would fulfill the Bank’s duties under the Uniform Commercial Code or other law of any other relevant jurisdiction in the Bank’s exercise of remedies against the Collateral and that other actions or omissions by the Bank shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to any Borrower or to impose any duties on the Bank that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

16.           Further Assurances.            Each Borrower agrees to execute and deliver such documents and to take such other action as the Bank may reasonably request from time to time to evidence or further protect or preserve the Bank’s rights granted or intended to be granted hereby.

17.           Governing Law.  This Agreement shall be governed by the laws of the State of Missouri without regard to any choice of law rule thereof which gives effect to the laws of any other jurisdiction, except to the extent the laws of any other jurisdiction shall govern the perfection, the effect of perfection or nonperfection, or the priority of any security interests created under this Agreement.

18.           Joint and Several Liability.  Notwithstanding anything in this Agreement to the contrary, each Borrower’s obligations under this Agreement shall be the joint and several obligations of all Borrowers.

19.           Miscellaneous.  No amendment or waiver of any provision of this Agreement nor consent to any departure by a Borrower herefrom shall be effective unless the same shall be in writing and signed by the Bank and the Borrowers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  The section headings herein are solely for convenience and shall not be deemed to limit or otherwise affect the meaning or scope of any part of this Agreement.  This document shall be construed without regard to any presumption or rule requiring construction against the party causing such document or any portion thereof to be drafted.  If any provision of this Agreement shall be unlawful, then such provision shall be null and void, but the remainder of this Agreement shall remain in full force and effect and be binding on the parties.  This Agreement shall be binding upon the successors and assigns of the parties, except that no Borrower may assign any of its duties hereunder without obtaining the Bank’s prior written consent, which consent may be withheld in the Bank’s sole and absolute discretion.  The Bank may assign any of its rights under this Agreement without the consent of the Borrowers.  This Agreement may be validly executed and delivered by fax, e-mail or other means, and by use of multiple counterpart signature pages.

[signature page(s) to follow]

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IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

LIQUIDMETAL COATINGS, LLC

By:
Name:
Title:

LIQUIDMETAL COATINGS SOLUTIONS, LLC

By:
Name:
Title:

ENTERPRISE BANK & TRUST

By:
Name:
Title:

Security Agreement — Signature Page

LMT Consent

To the extent Liquidmetal Technologies, Inc. (“LMT”) had, currently has or hereafter acquires any interest in any intellectual property or any other property in which Liquidmetal Coatings, LLC (“LMC”) and/or Liquidmetal Coatings Solutions, LLC (“LMCS”) has or hereafter acquires any interest (collectively, “LMC Property”), and without regard to whether LMT’s interest in the LMC Property is that of an assignor, licensee, sublicensor or otherwise, and to induce Enterprise Bank & Trust to extend credit to or for the benefit of LMC or LMCS, LMT hereby:

(1)           consents to the terms and provisions of the attached Security Agreement and, without limiting the foregoing, consents to LMC’s and LMCS’ grant of a security interest in the LMC Property to Enterprise Bank & Trust (together with its successors and assigns, the “Bank”), whether pursuant to the attached Security Agreement or pursuant to any other agreement entered into at any time between LMC, LMCS and Bank, and the exercise by the Bank of any rights or remedies it may have at any time with respect to the LMC Property;

(2)           agrees that all intellectual property rights and all other LMC Property previously transferred by LMT to LMC and/or LMCS, whether any such transfer in the form of a sale, license or otherwise, (a) are valid and subsisting transfers and have not been revoked or rescinded in any respect; (b) are fully transferrable by LMC or LMCS, as applicable, and its assigns, in each case without restriction; (c) are not executory in nature, there being no continuing material obligation to be paid or performed by LMT, LMC or LMCS in connection therewith (any such obligation being hereby waived); and (d) either by the terms of such transfers or the provisions of clause (3) below, are not subject to any right of revocation, termination, suspension or other impairment by or on behalf of LMT or its assigns; and further agrees that any intellectual property rights or other LMC Property transferred by LMT to LMC and/or LMCS in the future shall comply with the provisions of this clause (2)

(3)           agrees that no action or inaction by LMC or LMCS or any other person at any time, including, without limitation, any failure by LMC or LMCS to pay any royalties, license fees or other compensation due LMT at any time, shall result in any revocation, termination, suspension, limitation on usage or other impairment of the rights of LMC or LMCS or their respective assigns (including, without limitation, the Bank) with respect to the ownership, use and any other aspect of any LMC Property; and that, without limiting the foregoing, the Bank and any other collateral or absolute assignee of any LMC Property shall take the same free of any existing or future claims or defenses LMT may have against LMC or LMCS or any other person;

(4)           agrees that the Bank may foreclose or otherwise realize on any LMC Property at any time, in each case without giving notice to or obtaining the consent of LMT, and that that the Bank and any buyer at foreclosure, as the case may be, and their respective successors and assigns, shall be entitled to own, use, transfer and enjoy all other benefits relating to the LMC Property, in each case without any notice to, consent or other action by, or any duty to, LMT; and

(5)           agrees that the Bank may modify any of the terms and provisions of the attached Security Agreement, and any other agreements between or among the Bank, LMC and/or LMCS at any time, including by way of example but without limitation, by increasing the amount of obligations secured thereby and by extending, releasing or otherwise modifying, as the case may be, the maturity of, collateral for, persons liable on, economic terms of and any other provisions of such obligations; and that no such modification or the like shall impair or otherwise affect LMT’s representations, warranties and agreements above.

LIQUIDMETAL TECHNOLOGIES, INC.

By:
Name:
Title:

Exhibit A

(Debtor Information)

1.	Liquidmetal Coatings, LLC

	State of Organization:	Delaware

	Organizational Identification Number in State of Organization:	4385035

	Chief Executive Office:	900 Rockmead
Suite 240
Kingwood, TX 77339

	Federal Tax Identification Number:	26-0488264

2.	Liquidmetal Coatings Solutions, LLC

	State of Organization:	Delaware

	Organizational Identification Number in State of Organization:	4385038

	Chief Executive Office:	900 Rockmead
Suite 240
Kingwood, TX 77339

	Federal Tax Identification Number:	26-0488329

Exhibit B

(Special Collateral)

Motor Vehicles:

1996 Box Truck

1997 Box Truck

2008 Chevrolet Silverado Pick-Up Truck

Patents:

5,030,519 — WC Containing Coating, Issued 7/9/91

5,695,825 — Ti-Containing Hard-Facing Coating, Issued 12/9/97

5,942,289 — Apparatus for Hard-Facing Coating, Issued 8/24/99

6,376,091 — Zirconia Containing Coating, Issued 4/23/02

4,725,512 — Materials Transformable (Armacore), Issued 2/16/88

Patent Applications:

61,300,381- Nickel Based Thermal Spray Powder (8080)

61,315,661 - Molybdenum-Containing Ferrous Alloy for

Improved Thermal Spray Deposition Hard-Facing (X-80)

Trademarks:

“ARMACOR”

“DUOCOR”

“LIQUIDMETAL COATINGS” in India

Web Sites and URLs:

www.liquidmetalcoating.com

www.armacor.com

www.armacorbanding.com

www.liquidmetalcoatingsolutions.com

Exhibit C

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

COPYRIGHTS

United States Copyright Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement, dated as of June 23, 2010 (as the same may be amended, consolidated, restated, replaced or otherwise modified from time to time, the “Security Agreement”), by and among Liquidmetal Coatings, LLC, Liquidmetal Coatings Solutions, LLC (each a “Borrower”) and Enterprise Bank & Trust (the “Bank”), the undersigned Borrower(s) have granted to the Bank, as security for the Obligations referred to in the Security Agreement, a continuing security interest in and continuing lien upon the copyrighted works, including the copyright registrations and copyright applications therefor described below:

COPYRIGHTS

Date of
Copyright No.	Description of Work	Copyright Registration

COPYRIGHT APPLICATIONS

Copyright		Date of Copyright
Application No.	Description of Work	Application

The undersigned Borrower(s) and the Bank agree that the security interest in and lien upon the foregoing copyrighted works, including the copyright registrations and copyright applications therefor (a) may only be terminated in accordance with the terms of the Security Agreement and the Credit Agreement referred to therein, and (b) is not to be construed as an absolute assignment of any copyright or copyright application.

Very truly yours,

[Borrower]

By:
Name:
Title:

Acknowledged and Accepted:

ENTERPRISE BANK & TRUST

By:
Name:
Title:

Exhibit D

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

PATENTS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement, dated as of June 23, 2010 (as the same may be amended, consolidated, restated, replaced or otherwise modified from time to time, the “Security Agreement”), by and among Liquidmetal Coatings, LLC, Liquidmetal Coatings Solutions, LLC (each a “Borrower”) and Enterprise Bank & Trust (the “Bank”), the undersigned Borrower(s) have granted to the Bank, as security for the Obligations referred to in the Security Agreement, the patents and patent applications described below:

PATENTS

Date of Issuance
Patent No.	Title of Patent	of Patent

PATENT APPLICATIONS

Patent		Date of Patent
Application No.	Title of Patent	Application

The undersigned Borrower(s) and the Bank agree that the security interest in and lien upon the foregoing patents and patent applications (a) may only be terminated in accordance with the terms of the Security Agreement and the Credit Agreement referred to therein, and (b) is not to be construed as an absolute assignment of any patent or patent application.

Very truly yours,

[Borrower]

By:
Name:
Title:

Acknowledged and Accepted:

ENTERPRISE BANK & TRUST

By:
Name:
Title:

Exhibit E

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

TRADEMARKS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement, dated as of June 23, 2010 (as the same may be amended, consolidated, restated, replaced or otherwise modified from time to time, the “Security Agreement”), by and among Liquidmetal Coatings, LLC, Liquidmetal Coatings Solutions, LLC (each a “Borrower”) and Enterprise Bank & Trust (the “Bank”), the undersigned Borrower(s) have granted to the Bank, as security for the Obligations referred to in the Security Agreement, a continuing security interest in and continuing lien upon the trademarks and trademark applications described below, and the goodwill associated with such works:

TRADEMARKS

Trademark No.	Description of Trademark	Date of Filing/Registration

TRADEMARK APPLICATIONS

Trademark		Date of Trademark
Applications No.	Description of Trademark	Application

The undersigned Borrower(s) and the Bank agree that the security interest in and lien upon the foregoing trademarks and trademark applications (a) may only be terminated in accordance with the terms of the Security Agreement and the Credit Agreement referred to therein, and (b) is not to be construed as an absolute assignment of any trademark or trademark application.

Very truly yours,

[Borrower]

By:
Name:
Title:

Acknowledged and Accepted:

ENTERPRISE BANK & TRUST

By:
Name:
Title: